UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2008

NATIONWIDE HEALTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-9028	95-3997619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

610 Newport Center Drive, Suite 1150 Newport Beach, California		92660
(Address of Principal Executive Offices)		(ZIP Code)

(949) 718-4400

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information set forth in Item 5.02 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 28, 2008, the Board of Directors of Nationwide Health Properties, Inc. (the “Company”) approved amendments to various Company compensation plans and arrangements for executive officers and management of the Company. Specifically, the Board of Directors approved amendments and restatements of the (1) Deferred Compensation Plan; (2) form of election agreements for the Deferred Compensation Plan; (3) form of change in control agreement; (4) employment agreement between the Company and Douglas M. Pasquale, the President and Chief Executive Officer of the Company; and (5) forms of equity award agreements under the 2005 Performance Incentive Plan, including stock units, performance shares and stock appreciation rights. In addition, the Board of Directors approved amendments to the 2005 Performance Incentive Plan and Retirement Plan for Directors. Except as otherwise stated below, all of the amendments and restatements to the foregoing plans and arrangements were made in order for such plans and arrangements to comply with, or be exempt from, Section 409A of the Internal Revenue Code (the “Code”).

Changes to the Deferred Compensation Plan and related election agreements primarily relate to the timing of deferral elections and payments, the form of payment (payments will be in the form of a cash lump sum), the procedures for modifying deferral elections and procedures for terminating the plan. The participant (or beneficiary in the case of death) shall become entitled to payment of his or her account upon the earlier of (i) an in-service distribution date, (ii) a separation from service with the Company or (iii) an unforeseeable emergency or hardship. In addition, unrelated to Section 409A of the Code, the changes to the Deferred Compensation Plan clarify that the company match shall be the lesser of (i) one-half of the compensation (other than bonus) deferred by a participant for a particular plan year and (ii) 4% of such participant’s gross compensation (other than bonus) for the same year. The changes also clarify the investment options under the plan and provide that participants may change their investment options once per quarter.

In addition to reflecting technical changes for purposes of complying with Section 409A of the Code, the amendment to the 2005 Performance Incentive Plan provides for an order of reduction of payments to a participant, if necessary, so that the Company or one of its subsidiaries is not denied federal income tax deductions for any such parachute payments because of Section 280G of the Code.

In addition to reflecting technical changes for purposes of complying with Section 409A of the Code, the amended and restated employment agreement with Mr. Pasquale (i) clarifies the timing of bonus payments, severance payments and Section 280G tax gross-up payments, and (ii) adopts the definitions of “change of control,” “disability” and “separation from service” used under Section 409A of the Code.

Other technical changes reflected in the above listed plans and arrangements include adding a six month delay following a termination of employment for certain payments, removing the provision authorizing the right to accelerate the payment and vesting of awards from applicable equity award agreements, and conforming the definitions of “change of control,” “good reason” and “disability” to those used under Section 409A of the Code. Existing change in control agreements and equity award agreements will be replaced or amended so that they conform with the new forms of such agreements.

The foregoing summary of the amendments to the Company’s various compensation plans and arrangements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the amendments and restatements to the plans and arrangements attached hereto as Exhibits 10.1 – 10.11, which are incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On October 28, 2008, the Company amended its Business Code of Conduct & Ethics to take into account certain administrative changes and current business practices. The changes relate to, among other things, the Company’s policies with respect to conflicts of interest and compliance with securities laws. The amended Business Code of Conduct & Ethics is posted on the Company’s Corporate Governance page in the “About NHP” section of the Company’s website, at www.nhp-reit.com.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	First Amendment to the Company’s 2005 Performance Incentive Plan, dated October 28, 2008

10.2	Form of Stock Unit Award Agreement under the Company’s 2005 Performance Incentive Plan with Douglas M. Pasquale and Donald D. Bradley

10.3	Form of Stock Unit Award Agreement under the Company’s 2005 Performance Incentive Plan with certain officers of the Company other than Douglas M. Pasquale and Donald D. Bradley

10.4	Form of Stock Appreciation Rights Award Agreement under the Company’s 2005 Performance Incentive Plan

10.5	Form of Performance Share Award Agreement under the Company’s 2005 Performance Incentive Plan

10.6	Amended and Restated Deferred Compensation Plan of the Company, dated October 28, 2008

10.7	Form of Amended and Restated Deferred Compensation Election and Agreement under the Company’s Amended and Restated Deferred Compensation Plan

10.8	Form of Deferred Compensation Election and Agreement under the Company’s Amended and Restated Deferred Compensation Plan

10.9	Amendment to the Company’s Retirement Plan for Directors, as amended and restated April 20, 2006, dated October 28, 2008

10.10	Form of Change in Control Agreement

10.11	Second Amended and Restated Employment Agreement, dated October 28, 2008, between the Company and Douglas M. Pasquale

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE HEALTH PROPERTIES, INC.

Date:	November 3, 2008	By:	/s/ Abdo H. Khoury
			Name:	Abdo H. Khoury
			Title:	Executive Vice President and Chief Financial & Portfolio Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to the Company’s 2005 Performance Incentive Plan, dated October 28, 2008

10.2	Form of Stock Unit Award Agreement under the Company’s 2005 Performance Incentive Plan with Douglas M. Pasquale and Donald D. Bradley

10.3	Form of Stock Unit Award Agreement under the Company’s 2005 Performance Incentive Plan with certain officers of the Company other than Douglas M. Pasquale and Donald D. Bradley

10.4	Form of Stock Appreciation Rights Award Agreement under the Company’s 2005 Performance Incentive Plan

10.5	Form of Performance Share Award Agreement under the Company’s 2005 Performance Incentive Plan

10.6	Amended and Restated Deferred Compensation Plan of the Company, dated October 28, 2008

10.7	Form of Amended and Restated Deferred Compensation Election and Agreement under the Company’s Amended and Restated Deferred Compensation Plan

10.8	Form of Deferred Compensation Election and Agreement under the Company’s Amended and Restated Deferred Compensation Plan

10.9	Amendment to the Company’s Retirement Plan for Directors, as amended and restated April 20, 2006, dated October 28, 2008

10.10	Form of Change in Control Agreement

10.11	Second Amended and Restated Employment Agreement, dated October 28, 2008, between the Company and Douglas M. Pasquale